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                                                                    EXHIBIT 10.9

                      SUPERIOR CONSULTANT COMPANY, INC.


                      Amendment to Employment Agreement
                      and 1996 Vice President Bonus Plan




The Employment Agreement dated January 1, 1996, as amended (the "EMPLOYMENT AGREEMENT") between Robert R. Tashiro, (the "EMPLOYEE") and Superior Consultant Company, Inc., a Michigan Corporation ("SUPERIOR"), is hereby amended as follows:


1. Notwithstanding any provision of the Employment agreement, the 1996 Vice President Bonus Plan between Superior and Employee, and any subsequent amendments, supplements or successor plans or agreements thereto to the contrary, during the period beginning on the closing of the registered initial public offering of common stock ("IPO") by Superior's affiliate, Superior Consultant Holdings Corporation ("SUPERIOR HOLDINGS") and ending on December 31, 1997 (the "COMPENSATION LIMITATION PERIOD"), the total salary and bonus payable to Employee by Superior, Superior Holdings and their affiliates shall be limited as follows:


        a) Employee's bi-weekly salary at all times during the Compensation Limitation Period shall be limited to $8,461.54.


        b) During calendar 1997, the aggregate annual, monthly and other bonus compensation payable to Employee shall not exceed $75,000.

        c) During the portion of the Compensation Limitation Period occurring within calendar 1996 (the "1996 PERIOD"), the aggregate monthly annual and other bonus compensation payable to Employee shall not exceed the product of (i) $75,000 multiplied by (ii) a fraction, the numerator of which shall be the number of days in the 1996 Period and the denominator of which shall be 365.

        d) The aggregate bonus amounts set forth above may be allocated between Employee's annual Base Bonus and monthly Base Bonus amounts by Superior in its discretion.


2. This amendment becomes effective upon the closing of the IPO of Superior Holdings. All of the provisions of the Employment Agreement and 1996 Vice President Bonus Plan shall remain in full force and effect, unamended hereby, unless and until the IPO closing occurs.



3. Except as amended herein, all terms and provisions of the Employment Agreement and 1996 Vice President Bonus Plan remain in full force and effect.


SIGNATURES:

Acknowledged and accepted for Superior Consultant Company, Inc.


_____________________________    __________________________    _______________
NAME                             TITLE                         DATE


I hereby acknowledge that I have voluntarily entered into this Amendment to Employment Agreement and 1996 Vice President Bonus Plan after having a full and adequate opportunity to review its provisions.


Acknowledged and accepted

_____________________________    __________________________    _______________
NAME                             TITLE                         DATE